                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 1998

                          NEXTLINK Communications, Inc.
                          -----------------------------
              (Exact name of registrant as specific in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

               000-22939                                  91-1738221
               ---------                                  ----------
        (Commission File Number)             (IRS Employer Identification No.)

                     500 108th Avenue NE, Bellevue, WA 98004
                     ---------------------------------------
          (Address of principal executive offices, including zip code)

                                 (425) 519-8900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
---------------------

On July 18,1998, INTERNEXT LLC ("INTERNEXT"), of which each of NEXTLINK Communications, Inc. (the "Registrant") and Eagle River Investments LLC ("Eagle River") beneficially owns a one-half interest, entered into a Cost Sharing and IRU Agreement (the "Agreement") with Level 3 Communications, LLC, which is wholly-owned by Level 3 Communications, Inc.

On July 20, 1998, the Registrant issued a press release announcing the signing of the Agreement, a copy of which is included herewith as Exhibit 99.1 and is incorporated by reference herein.

In connection with the execution of the Agreement, the Registrant entered into a Guaranty Agreement for the benefit of Level 3 Communications, LLC, pursuant to which it shall guaranty, up to an amount equal to 50% of the obligations of INTERNEXT under the Agreement, the due, prompt and complete payment of all amounts due to Level 3 Communications, LLC by INTERNEXT under the Agreement, when and as the same shall become due and payable, and the due, prompt and faithful performance of, and compliance with, all other covenants, undertakings and obligations of INTERNEXT set forth in the Agreement.

It is anticipated that Nextel Communications, Inc. ("Nextel") will acquire a one-third beneficial ownership interest in INTERNEXT, whereupon the beneficial ownership interest therein of each of the Registrant and Eagle River shall be reduced to a one-third interest in INTERNEXT. It also is anticipated that, in connection with Nextel acquiring such interest in INTERNEXT, Nextel (or, pursuant to the Agreement, a subsidiary or affiliate thereof to which Level 3 Communications, LLC consents, which such consent shall not be withheld unreasonably) will guaranty one-third of the obligations of INTERNEXT under the Agreement, in which case the guaranty of such obligations by the Registrant will be reduced to 33-1/3% thereof.

In addition, Level 3 Communications, Inc. has entered into a Guaranty Agreement for the benefit of INTERNEXT, pursuant to which it shall guaranty the due, prompt and complete payment of all amounts due to INTERNEXT by Level 3 Communications, LLC under the Agreement, when and as the same shall become due and payable, and the due, prompt and faithful performance of, and compliance with, all other covenants, undertakings and obligations of Level 3 Communications, LLC set forth in the Agreement.

The parties are required to make notification to the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") of the transactions contemplated by the Agreement, and, pursuant to the terms of the Agreement, it shall not become effective, and no payments shall be due thereunder, until the requirements of the HSR Act and any similar antitrust law applicable to the transactions under the Agreement have been satisfied and the waiting period under the HSR Act has expired or terminated.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

      (c) Exhibits:

              99.1 Press Release issued by the Registrant, dated July 19, 1998.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NEXTLINK COMMUNICATIONS, INC.



                                         By:  /s/ R. Bruce Easter, Jr.
                                         -----------------------------
                                         Name:  R. Bruce Easter, Jr.
                                         Title:  Vice President

                               Date: July 22, 1998

                                  EXHIBIT INDEX

Exhibit
-------
  99.1   Press Release issued by the Registrant, dated July 20, 1998